Exhibit 10.2

COMMERCIAL LOAN AGREEMENT

BORROWER’S NAME AND ADDRESS:	DESCRIPTION OF LOAN:

VeriChip Corporation	☒ Revolving Line of Credit: $8,500,000.00 - Working Capital
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445

DATE OF THIS AGREEMENT:

December 27, 2005

REVIEW DATE FOR REVOLVING LINE OF CREDIT: June 27, 2007

ANNUAL REVIEW.

THIS COMMERCIAL LOAN AGREEMENT (the “Agreement”) is made as of the date set forth above, between the above-named Borrower (the “Borrower”) and Applied Digital Solutions, Inc., a Missouri corporation located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 (the “Lender”). The Lender has agreed to extend to Borrower, at the Borrower’s request, the loan(s) described above (individually a “Loan” and collectively the “Loans”). All of the Loans are, together with all other interest, fees, or other obligations associated with the Loans now existing or hereafter arising, hereinafter sometimes referred to as the “Obligations”. Each Loan is or shall be evidenced by a commercial promissory note (individually a “Note” and collectively the “Notes”) and each Loan and all of the other obligations are secured pursuant to a Security Agreement between Borrower and the Lender (the “Security Agreement”). In connection with the Loans, the Borrower may execute certain other documents, certificates and agreements, all of which are, together with this Agreement, the Notes and the Security Agreement, sometimes collectively referred to herein as the “Loan Documents”. Each Loan, whether now existing or hereafter arising, is made upon and subject to the terms and conditions set forth in the Note evidencing such Loan, the Security Agreement, the other Loan Documents and this Agreement. The terms, conditions, representations, warranties and covenants set forth in this Agreement are in addition to, and not in limitation of, the terms, conditions, representations, warranties and covenants set forth in all other Loan Documents.

IN CONSIDERATION OF the Loans made or to be made by Lender to the Borrower, and of all other Obligations of the Borrower to the Lender, Borrower and Lender hereby agree as follows:

I. WORKING CAPITAL REVOLVING LINE OF CREDIT. The Working Capital Revolving Line of Credit Loan (the “Revolving Line”) made available by the Lender to the Borrower shall be upon and subject to the terms and conditions set forth in the Revolving Line of Credit Note evidencing such Loan (hereafter, the “Revolving Line of Credit Note”), the other Loan Documents and this Agreement.

A. Maximum Available Amount. The maximum amount available to the Borrower under the Revolving Line shall be the amount set forth in the Revolving Line of Credit Note evidencing the Revolving Line.

B. Advances and Repayment. The Revolving Line shall be disbursed, advanced, readvanced and repaid as provided in the applicable Revolving Line of Credit Note and this Agreement. Borrower may make a Request for Advance (as defined below) from time to time in an amount such that the aggregate amounts outstanding under the Revolving Line does not exceed the maximum available amount as determined under Paragraph A of this Section I above. Lender reserves the right to determine in its sole discretion whether to make any particular advance or readvance requested by Borrower. At the time of each advance and readvance under the Revolving Line the Borrower shall immediately become indebted to the Lender for the amount thereof. Each such advance or readvance may be credited by the Lender to any deposit account of Borrower with the Lender, be paid to the Borrower or applied to any Obligation, as the Lender may in each instance reasonably elect. Borrower authorizes the Lender to charge any account that the Borrower maintains with the Lender for any payments that the Borrower may or must make, or customarily makes, to the Lender from time to time.

C. Review. The Revolving Line shall be subject to review and, at the sole option of the Lender, renewal on the Review Date set forth on the first page of this Agreement (the “Review Date”) and, if renewed, upon each subsequent anniversary of the Review Date. IF SAID REVOLVING LINE OF CREDIT LOAN IS NOT RENEWED BY THE LENDER AS AFORESAID ON ANY SUCH DATE, THE ENTIRE AMOUNT OF PRINCIPAL AND ACCRUED INTEREST OUTSTANDING THEREUNDER SHALL BE DUE AND PAYABLE BY BORROWER ON SUCH DATE. Any other revolving line of credit loan outstanding shall be subject to review by the Lender and be renewed or repaid as aforesaid on the Review Date and each annual anniversary thereof, unless another date is reasonably specified by the Lender.

D. Revolving Line of Credit Management. Set forth on Schedule A are additional terms and conditions relating to the management of the Revolving Line.

II. PURPOSEFULLY LEFT BLANK.

III. FEES. In addition to such other fees as are provided in this Agreement and in the other Loan Documents, Borrower agrees to pay the Lender the periodic fees set forth on Schedule A with respect to the maintenance of the Working Capital Revolving Line of Credit Loan.

IV. PAYMENTS. All payments made by the Borrower of principal and interest on the Loans, and other sums and charges payable under the Loan Documents, shall be made to the Lender in accordance with the terms of the respective Loan Documents in immediately available, lawful United States of America currency at its office set forth above or by the debiting by the Lender of the Cash Management System account with Citibank overseen by Lender in the name of the Borrower, or in writing to the Borrower, and in any event shall be made in immediately available funds. The Borrower authorizes the Lender to automatically debit the Borrower’s demand deposit account as described above. Upon payment in full by Borrower of the Obligations, the Loan Documents shall automatically terminate and all liens, pledges, charges, security interests and other encumbrances created in favor of the Lender pursuant to the Loan Documents shall automatically terminate and be released. In connection therewith, the Lender hereby (i) agrees to cause to be assigned, transferred and delivered to the Borrower collateral under the Loan Documents held by the Lender under the Loan Documents, (ii) agrees to execute and deliver to the Borrower such instruments of satisfaction and other documents as shall be reasonably requested by the Borrower to terminate of record such liens, pledges, charges, security interests or other encumbrances and (iii) authorizes the Borrower to file any applicable UCC termination statements or release statements to terminate of record such liens, pledges, charges, security interests or other encumbrances.

V. SECURITY. Each of the Loans and all other Obligations of the Borrower to the Lender, whether now existing or hereafter arising, shall, at all times, be secured by first priority perfected security interests, as required by this Agreement and the Security Agreement, in the Collateral (as hereinafter defined), which security interests shall continue until payment in full of all amounts outstanding under said Loans and the other Obligations. If this Agreement is executed below by a guarantor or guarantors (collectively the “Guarantors”), then the full and punctual payment and performance of the Loans and all other Obligations of Borrower shall be guaranteed by the Guarantors pursuant to one or more guaranty agreements (collectively the “Guaranty”). The term “Collateral” as used herein shall be deemed to include all property and assets of the Borrower and Guarantors secured, mortgaged, pledged, assigned or otherwise encumbered or covered by any of the Loan Documents, including, but not limited to, the Security Agreement. The Borrower and the Guarantor covenant and agree to take such further actions and to execute such additional documents as may be reasonably necessary from time to time to enable the Lender to obtain and maintain the security interests and liens arising under the Loan Documents. If the Collateral includes accounts and account receivables of Borrower, then, in addition to such other rights and remedies as are provided the Lender under the Loan Documents, the Borrower agrees that Lender may communicate with account debtors in order to verify the existence, amount and terms of any such accounts and account receivables. Lender may notify account debtors of the Lender’s security interest and require that payments on accounts and account receivables be made directly to Lender, and upon the request of Lender, Borrower shall notify account debtors and indicate on all billings that payments and returns are to be made directly to Lender. In furtherance of the foregoing, Borrower hereby irrevocably appoints Lender as attorney with full power to collect, compromise, endorse, sell or otherwise deal with the Borrower’s accounts and account receivables or proceeds thereof and to perform the terms of any contract in order to create accounts and account receivables in Lender’s name or in the name of Borrower.

VI. SUBORDINATION AND STANDBY OF DEBT. The Borrower and Guarantors covenant and agree that all existing debt of Borrower to Guarantors and all future debt, if permitted hereunder from Borrower to Guarantors, shall be and hereby is, without need for further writing, made subject and subordinate to the prior payment and performance of all the Loans and other Obligations of Borrower. The Guarantors further covenant and agree that any claims against the Borrower (or against each other or any other guarantor of the Loans), individually or jointly, to which the Guarantors may become entitled (including, without limitation, claims by subrogation or otherwise by reason of any payment or performance by the Guarantors, individually or jointly, in satisfaction and discharge, in whole or in part, of his or their obligations under the Guaranty) shall be and hereby are, without need for further writing, subject and subordinate to the payment and performance in full of all of the Loans and other Obligations due the Lender. In furtherance of the foregoing, the Borrower and Guarantors shall provide such subordinations, certificates and other documents and shall mark its corporate books, records, stock certificates and ledgers as the Lender may reasonably request from time to time, in form and substance satisfactory to Lender and Lender’s counsel, evidencing the subordination of all debt of Borrower to Guarantors, whether now existing or hereafter arising, in accordance with the covenants of Borrower and Guarantors hereunder.

VII. CONTINUING REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors, as the case may be, jointly and severally warrant and represent to the Lender that so long as any of the Obligations are outstanding:

A. Good Standing. Borrower, if other than a natural person, is duly organized, validly existing and in good standing under the laws of the State of Delaware. Borrower has the power to own its properties and to carry on its business as now being conducted.

B. Authority. Borrower and Guarantors have full power and authority to enter into this Agreement and to borrow under the Loan Documents, to execute and deliver the Loan Documents and to incur the obligations provided for herein and in the Loan Documents, all of which have been duly authorized by all proper and necessary corporate or other action. The persons executing the Loan Documents on behalf of the Borrower and the Guarantors have been duly authorized to do so.

C. Binding Agreement. This Agreement and the Loan Documents constitute the valid and legally binding obligations of the Borrower and Guarantors, enforceable in accordance with their terms.

D. Litigation. There are no suits or proceedings of any kind or nature pending or, to the knowledge of the Borrower and Guarantors, threatened against or affecting the Borrower or the Guarantors or their assets which, if adversely determined, would have a material adverse effect on the financial condition or business of the Borrower or the Guarantors and which have not been disclosed in writing to the Lender.

E. Conflicting Agreements; Consents. There is no charter, bylaw or preference stock of the Borrower or the Guarantors and no provision(s) of any existing mortgage, indenture, contract or agreement binding on the Borrower or the Guarantors or affecting their property, which would conflict with, have a material adverse effect upon, or in any way prevent the execution, delivery or performance of the terms of this Agreement or the Loan Documents. Neither the Borrower nor the Guarantors is required to obtain any order, consent, approval, authorization of any person, entity or governmental authority in connection with or as a condition to the execution, delivery and performance of this Agreement or the Loan Documents or the granting of the security interests and liens in the Collateral.

F. Financial Condition. The financial statements delivered to the Lender by the Borrower and the Guarantors have been and shall be prepared in accordance with generally accepted accounting principles, consistently applied, are and will be complete and correct, and fairly present the financial condition and results of the Borrower and the Guarantors. Other than those liabilities disclosed in writing to the Lender, there are no liabilities, direct or indirect, fixed or contingent, of the Borrower or the Guarantors which are not reflected in the financial statements or in the notes thereto which would be required to be disclosed therein and there has been no material adverse change in the financial condition or operations of the Borrower or the Guarantors since the date of such financial statements.

G. Taxes. Borrower and Guarantors have filed all federal, state and local tax returns required to be filed by them and have paid all taxes shown by such returns to be due and payable on or before the due dates thereof.

H. Solvency. The present fair saleable value of the Borrower’s assets is greater than the amount required to pay its total liabilities; the amount of the Borrower’s capital is adequate in view of the type of business in which it is engaged.

I. Full Disclosure. None of the information with respect to the Borrower or the Guarantors which has been furnished to the Lender in connection with the transactions contemplated hereby is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not misleading.

J. Employee Benefit Plans. The Borrower has not incurred any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), has not incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto) in connection with any profit sharing, group insurance, bonus, deferred compensation, percentage compensation, stock option, severance pay, insurance, pension or retirement plan or other oral or written agreement or commitment relating to employment or fringe benefits or prerequisites for employees, officers or directors of the Borrower (an “Employee Benefit Plan”), and no Employee Benefit Plan which is subject to ERISA had, as of its latest valuation date, accrued benefits (whether or not vested) the present value of which exceeded the value of the assets of such Employee Benefit Plan, based upon actuarial assumptions utilized for such Plan.

K. Location of Records. All of the books and records are true and complete copies thereof relating to the accounts and contracts of the Borrower shall be kept at Borrower’s principal place of business located at the address first set forth above (the “Premises”).

L. Compliance with Laws. The Borrower and the Guarantors, to the best of their knowledge and belief, are in compliance in all material respects with all laws and governmental rules and regulations applicable to the Collateral and to their businesses, properties and assets.

M. Hazardous Waste. No Hazardous Waste (as hereinafter defined) has been generated, stored or treated on the Premises except in compliance with all applicable laws. To the Borrower’s knowledge, no Hazardous Waste has been, is being, is intended to be or is threatened to be spilled, released, discharged, disposed, placed or otherwise caused to be found in the soil or water in, under or upon the Premises. The Borrower and the Guarantors agree to indemnify and hold the Lender harmless from and against any claims, damages, liabilities (whether joint or several), losses and expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Lender as a result of the breach of these representations. For the purpose of this Agreement, the term “Hazardous Waste” means “hazardous waste”, “hazardous material”, “hazardous substance” and “oil” as presently defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act and corresponding state and local statutes, ordinances and regulations, as such statutes, ordinances and regulations may be amended, or as defined in any applicable federal or state regulation adopted pursuant to such acts.

N. Title to Collateral. Borrower and the Guarantors have and will at all times have good and marketable title to the Collateral, free and clear from any liens, security interests, mortgages, encumbrances, pledges or other right, title or interest of any other person or entity, except those arising under the Loan Documents or disclosed to the Lender in the Security Agreement (“Permitted Encumbrances”).

O. Employees. Borrower, to the best of its knowledge and belief, has complied with all laws relating to the employment of labor, including any provisions thereof relating to ERISA, wages, hours, the payment of social security and similar taxes, equal employment opportunity, employment discrimination and occupational safety and health and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

VIII. AFFIRMATIVE COVENANTS. Until payment in full of all indebtedness under the Loans and the other Obligations, the Borrower and the Guarantors, as the case may be, jointly and severally agree that, unless the Lender shall otherwise reasonably consent in writing, they will:

A. Prompt Payment. Pay promptly, subject to any applicable cure or grace period, when due all amounts due and owing to the Lender.

B. Use of Proceeds. Use the proceeds of the Loans only for business purposes and will furnish the Lender with such evidence as it may reasonably require with respect to such use.

C. Financial Statements. Furnish the Lender with such financial statements of Borrower as are described on Schedule A attached hereto. All such statements shall be prepared on a consistent basis in a format reasonably acceptable to the Lender.

D. Maintenance of Existence. Take all necessary action to maintain Borrower’s legal existence.

E. Maintenance of Business. Do or cause to be done all things necessary to maintain and preserve Borrower’s business.

F. Maintenance of Insurance. Keep all of Borrower’s properties (specifically including, but not limited to, the Collateral) adequately insured against loss or damage by fire and such other casualties and hazards as the Lender may specify from time to time; maintain adequate Worker’s Compensation Insurance under applicable laws and Comprehensive General Public Liability Insurance; and maintain adequate insurance covering such other risks as the Lender may reasonably specify from time to time hereafter. All insurance required hereunder shall be effected by valid and enforceable policies issued by insurers of recognized responsibility authorized to transact business within the state where the property is located and shall, inter alia, (1) name the Lender as an additional insured and/or loss payee, (2) provide that no action of the Borrower shall void any such policy as to the Lender, and (3) provide that the Lender shall be notified in writing of any proposed cancellation of such policy at least fifteen (15) days in advance thereof and will have the opportunity to correct any deficiencies justifying such proposed cancellation. For the purposes of this Paragraph, an insurance policy shall be deemed to be “adequate” if it provides coverage against such risks and in such amounts as is customarily carried by owners of similar businesses and properties.

G. Inspection by the Lender. Upon prior reasonable notice (other than in emergencies when no notice shall be required) and during normal business hours, permit any person designated by the Lender to inspect any of its properties, including its books, records and accounts (and including the making of copies thereof and extracts therefrom) during normal business hours.

H. Prompt Payment of Taxes. Accrue its tax liability (including withholdings for employee taxes and social security) in accordance with usual accounting practice and pay or discharge (or cause to be paid or discharged) as they become due all taxes, assessments and government charges upon its property, operations, income and products (as well as all claims for labor, materials or supplies), which, if unpaid, might become a lien upon any of its property; provided that the Borrower shall, prior to payment thereof, have the right to contest such taxes, assessments and charges in good faith by appropriate proceedings so long as the Lender’s interests are protected by bond, letter of credit, escrowed funds or other appropriate security.

I. Notification of Default Under This and Other Loan or Financing Arrangements. Promptly notify the Lender in writing of the occurrence of any Event of Default under this Agreement or any other loan or financing arrangement.

J. Notification of Litigation. Promptly notify the Lender in writing of any litigation that has been instituted or is pending or threatened which might have a material adverse effect on its continued operations or financial condition.

K. Notification of Governmental Action. Promptly notify the Lender in writing of any governmental investigation or proceeding that has been instituted or is pending or threatened, including, without limitation, matters relating to the federal or state tax returns of the Borrower or the Guarantors, compliance with the Occupational Safety and Health Act or proceedings by the Treasury Department, Labor Department or Pension Benefit Guaranty Corporation with respect to matters affecting employee welfare, benefit or retirement programs.

L. Preservation of the Collateral. Take all reasonably necessary steps to preserve, protect and defend the Collateral and keep it in good operating condition and repair (reasonable wear and tear excepted) and free of unpermitted liens and give Lender access to and permit it to inspect the Collateral during all business hours and other reasonable times.

M. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in a manner reasonably acceptable to the Lender and consistently applied, reflecting all financial transactions of the Borrower.

N. Compliance With Laws. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property; provided, however, that Borrower shall be entitled to contest the same in good faith so long as such action, in the Lender’s reasonable opinion, does not have an adverse effect upon the Lender’s rights hereunder or the Collateral.

O. Accounts, Deposits and Balances. Borrower shall maintain its primary operating and deposit accounts with the Lender.

P. Notification of Material Adverse Changes. Promptly notify the Lender in writing of any conditions or circumstances which might have a material adverse effect on Borrower’s continued operations or financial condition.

Q. Additional Financial and Other Covenants. Comply with the additional financial and other covenants set forth on Schedule A attached hereto.

IX. NEGATIVE COVENANTS. Until payment in full of all indebtedness under the Loans and the other Obligations, the Borrower and the Guarantors jointly and severally covenant that the Borrower and the Guarantors will not, without the express prior written consent of the Lender, which consent shall not be unreasonably delayed or denied:

A. Nature and Scope of Business. Enter into any type of business other than that in which it is presently engaged or otherwise significantly change the scope or nature of its business.

B. Liens and Mortgages. Incur, create, assume or suffer to exist any mortgage, pledge, lien, attachment, charge or other encumbrance of any nature whatsoever on any of the Collateral, now or hereafter owned, other than: (1) the security interests or liens granted to the Lender pursuant to the Loan Documents; (2) deposits under Worker’s Compensation, Unemployment Insurance and Social Security laws; (3) liens imposed by law, such as carriers, warehousemen’s or mechanic’s liens incurred in good faith in the ordinary course of business and which do not, in the aggregate, have a material adverse effect on the Borrower’s financial condition or the Collateral; and, (4) the Permitted Encumbrances.

C. Ownership; Management. Materially change the current management, ownership or capital structure of Borrower.

D. Places of Business; Location of Collateral. Maintain or relocate to, open or close, any other place of business or move any of the Collateral from the Premises, except upon thirty (30) days prior written notice to the Lender.

X. CONDITIONS PRECEDENT TO MAKING OF LOANS. The obligation of the Lender to make any Loan and make disbursements of the proceeds of the same to the Borrower is subject to the satisfaction by the Borrower or its representatives of the following conditions precedent with respect to such Loan: (1) the Borrower and the Guarantors have executed and delivered all of the Loan Documents deemed appropriate and necessary by the Lender, in form and substance satisfactory to the Lender; (2) the Borrower’s and Guarantors’ warranties and representations as contained herein and in the Loan Documents shall be accurate and complete and Lender has received satisfactory evidence of the same, including, at Lender’s option, an opinion of Borrower’s legal counsel to that effect; and, (3) the Borrower and Guarantors shall not be in default under any of the covenants, warranties, representations, terms or conditions contained in this Agreement or in the Loan Documents as of the date of entering into such Loan and as of the date of each disbursement thereunder.

Lender’s obligations to extend any Loan to Borrower under this Agreement shall be subject to the completion of a reasonable due diligence review, satisfactory to the Lender in all respects, including inspection of the Borrower’s financial control systems and management prepared financial statements, and the subordination of all debt of Borrower.

In addition to the foregoing, any material adverse change in the financial condition, operating status or general business prospects of the Borrower shall void the Lender’s commitment to extend any Loan to the Borrower.

XI. EVENTS OF DEFAULT; ACCELERATION. The occurrence of any one or more of the following events shall constitute a default under this Agreement, each of the Loan Documents and the Obligations (collectively “Events of Default”): (1) if any statement, representation or warranty made by the Borrower or Guarantors in this Agreement or in any of the Loan Documents, or in connection with any of the same, or if any financial statement, report, schedule or certificate furnished by the Borrower or Guarantors or any of its officers or accountants to the Lender, shall prove to have been false or misleading when made, or subsequently becomes false or misleading, in any material respect (as determined in the Lender’s reasonable discretion); (2) default by the Borrower in payment on its due date of any principal or interest called for under any of the Loans or the Loan Documents, or of other amounts due under any other of the Obligations, or other event of default under the Loan Documents or the other Obligations, provided such default is not cured within any applicable grace period thereunder; (3) default by the Borrower in the performance or observance of any of the provisions, terms, conditions, warranties or covenants of this Agreement, the Loan Documents or any other of the Obligations; (4) the dissolution, termination of existence, merger or consolidation of the Borrower or a sale of Borrower’s business, capital stock, or the Collateral not in the ordinary course of business; (5) the Borrower or the Guarantors shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property, (b) make a general assignment for the benefit of creditors, (c) be adjudicated as bankrupt or insolvent, (d) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under any law or statute or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute, or (e) offer or enter into any composition, extension or arrangement seeking relief or extension of its debts; (6) proceedings shall be commenced or an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, in or by any court of competent jurisdiction, relating to the bankruptcy, dissolution, liquidation, reorganization or the appointment of a receiver, trustee or liquidator of the Borrower or Guarantors, or of all or a substantial part of its assets, and such proceedings, order, judgment or decree shall continue undischarged or unstayed for a period of sixty (60) days; (7) the Borrower’s inability to pay its debts as they mature or other insolvency, however defined and determined by the Lender in its sole discretion; or (8) a judgment for the payment of money shall be rendered against the Borrower that could have a material adverse effect upon the financial condition of Borrower and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not be effectively stayed. Notwithstanding anything herein or in the other Loan Documents to the contrary, an Event of Default shall not be deemed to be occurring hereunder or under any Loan Documents during any period from (X) the date the Borrower files a registration statement on form S-1 for the purpose of an initial public offering until (Y) the earlier of (i) two business days after the date such initial public offering is consummated, and (ii) the date the Borrower withdraws such registration statement (such period, the “IPO Preparation Period”); provided that the Company is diligently pursuing an initial public offering during the IPO Preparation Period.

Upon the occurrence of any Event of Default, the Lender’s commitment to make further Loans under the Loan Documents or any other agreement with the Borrower shall immediately cease and terminate and, at the election of the Lender, all of the Obligations of the Borrower to the Lender, either under this Agreement, the Loan Documents, or otherwise, will immediately become due and payable without further demand, notice or protest, all of which are hereby expressly waived. Thereafter, the Lender may proceed to protect and enforce its rights, at law, in equity, or otherwise, against the Borrower, the Guarantors and any other endorser or guarantor of the Borrower’s Obligations, either jointly or severally, and may proceed to liquidate and realize upon any of its Collateral in accordance with the rights of a secured party under the Uniform Commercial Code, under any Loan Documents, under any other agreement between the Borrower and the Lender, or under any agreement between any guarantor or endorser of the Borrower’s Obligations to the Lender, and to apply the proceeds thereof to payment of the Obligations of the Borrower to the Lender in such order and in such manner as the Lender, in its sole discretion, deems appropriate.

XII. MISCELLANEOUS PROVISIONS.

A. Entire Agreement; Waivers. This Agreement, the Schedules hereto, and the Loan Documents together constitute the entire agreement between the Borrower, the Guarantors and the Lender and no covenant, term, condition or other provision thereof nor any default in connection therewith may be waived except by an instrument in writing, signed by the Lender and delivered to the Borrower. The Lender’s failure to exercise or enforce any of its rights, powers or privileges under this Agreement or the Loan Documents shall not operate as a waiver thereof. In the event of any conflict between the terms, covenants, conditions and restrictions contained in the Loan Documents, the term, covenant, condition or restriction that confers the greatest benefit upon the Lender shall control. The determination as to which term, covenant, condition or restriction is more beneficial shall be reasonably made by the Lender in its reasonable discretion.

B. Remedies Cumulative. All remedies provided under this Agreement and the Loan Documents or afforded by law shall be cumulative and available to the Lender until all of the Borrower’s Obligations to the Lender have been paid in full.

C. Survival of Covenants. All covenants, agreements, representations and warranties made in this Agreement and in the Loan Documents shall be deemed to be material and to have been relied on by the Lender, notwithstanding any investigation made by the Lender or in its behalf, and shall survive the execution and delivery of this Agreement and the Loan Documents. All such covenants, agreements, representations and warranties shall bind and inure to the benefit of the Borrower’s, the Guarantor’s and the Lender’s successors and assigns, whether so expressed or not.

D. Governing Law; Jurisdiction. This Agreement and the Loan Documents shall be construed and their provisions interpreted under and in accordance with the laws of the State of New Hampshire. The Borrower and the Guarantors, to the extent they may legally do so, hereby consent to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the State of New Hampshire for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in any such courts.

E. Assurance of Execution and Delivery of Additional Instruments. The Borrower and Guarantors agree to execute and deliver, or to cause to be executed and delivered, to the Lender all such further instruments, and to do or cause to be done all such further acts and things, as the Lender may reasonably request or as may be reasonably necessary or desirable to effect further the purposes of this Agreement and the Loan Documents.

F. Waivers and Assents. The Borrower, the Guarantors and any other guarantor or endorser of the Borrower’s Obligations to the Lender, hereby waive, to the fullest extent permitted by law, demand, notice, protest, notice of acceptance of this Agreement and the Loan Documents, notice of Loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description with respect both to the Loan Documents and the Collateral. The Borrower and Guarantors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. Any demand upon or notice to the Borrower or Guarantors that the Lender may be required or may elect to give shall be mailed by registered or certified mail, return receipt requested, postage prepaid and shall be effective on the date of the first attempted delivery thereof by the U. S. Postal Service, as shown on the registered or certified mail return receipt for such notice addressed to the Borrower at its address set forth at the beginning of this Agreement or to the Guarantors at the address set forth hereinbelow.

G. No Duty of the Lender With Respect to the Collateral. The Lender shall have no duty as to the collection or protection of Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto, beyond the safe custody thereof.

H. Election of the Lender. The Lender may exercise its rights with respect to Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations of Borrower to the Lender.

I. Person. The term “Person” shall mean an individual, corporation, partnership, joint venture, association, estate, joint stock company, trust, organization, business, or a government or an agency or political subdivision thereof.

J. Assignment. If, at any time, by assignment or otherwise, the Lender transfers its rights in any of the Borrower’s or Guarantors’ Obligations and its rights in Collateral therefor, in whole or in part, such transfer shall carry with it the powers and rights of the Lender under this Agreement, the Loan Documents and the Collateral so transferred and the transferee shall become vested with such powers and rights whether or not they are specifically referred to in the instrument evidencing the transfer. If, and to the extent that the Lender retains such rights and Collateral, the Lender shall continue to have the rights and powers herein set forth with respect thereto. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of the Lender, the Borrower and the Guarantors, their successors, assigns, heirs and personal representatives; provided, however, the rights and obligations of the Borrower and the Guarantors are not assignable, delegable or transferable without the consent of the Lender. All of the rights of the Lender under this Agreement and the Loan Documents shall inure to the benefit of any participating bank or banks and its or their successors and assigns.

K. Expenses; Proceeds of Collateral. The Borrower and the Guarantors covenant and agree that they shall pay to the Lender, on demand, any and all reasonable out-of-pocket expenses, including reasonable attorneys’ fees, court costs, sheriffs’ fees and other expenses incurred or paid by the Lender in protecting and enforcing its rights under this Agreement, the Loan Documents, and the other Obligations, including the costs of preparation of this Agreement and the Loan Documents, and any amendments, modifications, consents or waivers in respect thereof, and all filing, auditing, accounting and appraisal fees, if any are required. After deducting all of said expenses and the reasonable expenses of retaking, holding, preparing for sale, selling and the like, the residue of any proceeds of collections or sale of Collateral shall be applied to the payment of principal of or interest on Obligations of the Borrower to the Lender in such order or preference as the Lender may determine and any excess shall be returned to the Borrower (subject to the provisions of the Uniform Commercial Code) and the Borrower shall remain liable for any deficiency.

L. The Lender’s Right of Offset. The Borrower and the Guarantors hereby grant the Lender a continuing security interest in, and the right to set off against, any deposits or other sums at any time credited or due from the Lender to the Borrower or the Guarantors, and any securities or other property of the Borrower or Guarantors which at any time are in the possession of the Lender, for the payment of any Obligations due the Lender. The Lender may apply or set off such deposits or other sums against the Borrower’s Obligations whether or not the Collateral is considered by the Lender to be adequate. The Borrower and the Guarantors expressly grant to the Lender the right to set off and apply such deposits and sums without having to resort to recourse to any other Collateral in which the Lender has a security interest.

M. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be either mailed by certified mail, return receipt requested, or delivered by overnight courier service, to the applicable party at the addresses set forth in this Agreement.

N. Savings Clause. Any provision of this Agreement or any of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

O. Term of this Agreement. This Agreement shall remain in full force and effect until all of the Obligations have been paid in full and all of the terms, conditions and covenants under the Loan Documents have been performed.

IN WITNESS WHEREOF, the Lender and the Borrower have executed this Agreement as of the day and year first above written.

LENDER:
WITNESS:	APPLIED DIGITAL SOLUTIONS, INC.

/s/ Brian Murphy	By:	/s/ Evan McKeown
	Name:	Evan McKeown
	Title:	Senior Vice President and Chief Financial Officer

BORROWER:
WITNESS:	VERICHIP CORPORATION

/s/ Brian Murphy	By:	/s/ Kevin McLaughlin
	Name:	Kevin McLaughlin
	Title:	Chief Executive Officer

COMMERCIAL LOAN AGREEMENT

SCHEDULE A

Additional Terms and Conditions

I.	Periodic Fees Payable by Borrower

Working Capital Revolving Line of Credit Loan: None

II.	Description of Financial Statements to be Delivered:

A. Monthly management financial statements within ten (10) days after the end of each quarter, including accountant compiled balance sheets and statements of income in each case, prepared in accordance with generally acceptable accounting principles.

B. Monthly accounts receivable summaries and inventory reports within ten (10) days after the end of each quarter prepared in accordance with generally acceptable accounting principals.

C. Copies of Borrower’s corporate tax returns to be delivered within ninety (90) days of the end of each year to which they appertain.

D. Yearly accountant reviewed financial statements within sixty (60) days of the Borrower’s fiscal year end.